Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tabatha V, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2006 (the "Report"), I, Kevin Lau Hing Bun, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Kevin Lau Hing Bun

Kevin Lau Hing Bun, Acting Chief Financial Officer

November 9, 2006